UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2005
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                            ICONIX BRAND GROUP, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                   0-10593                          11-2481093
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(State or Other             (Commission                       (IRS Employer
Jurisdiction of             File Number)                    Identification No.)
 Incorporation)


215 West 40th Street, New York, NY                                 10018
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code   (212) 730-0030
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01  Entry into a Definitive Material Agreement
Item 2.01  Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02  Unregistered Sales of Equity Securities

         On September 16, 2005 (the "Closing Date"), Iconix Brand Group, Inc., a Delaware Corporation ("Registrant"), entered into an Asset Purchase Agreement (the "Purchase Agreement") by and among the Registrant, Rampage Licensing, LLC, a California limited liability company (the "Seller"), Rampage Clothing Company, a California corporation, Rampage.com, LLC, a Delaware limited liability company, Larry Hansel, Bridgette Hansel Andrews, Michelle Hansel, Paul Buxbaum and David Ellis.

         Pursuant to the terms of the Purchase Agreement, the Registrant purchased from the Seller substantially all of the Seller's assets (the "Assets"), including all of the trademarks and copyrights relating to the RAMPAGE(R) brand. The purchase price for the Assets was paid by the following consideration: (i) $25,750,000 in cash, which was funded from a portion of the proceeds of the Notes (as defined below) issued by IP Holdings (as defined below), and (ii) the issuance to the designees of the Seller of 2,171,336 restricted shares of the Registrant's common stock, $0.001 par value per share ("Common Stock") which was valued at approximately $20,150,000 (the "Shares"). The Shares were issued without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemptions from registration provided under 4(2) of the Act and Regulation D promulgated thereunder. The issuance of the Shares did not involve any public offering; the Registrant made no solicitation in connection with the issuance of the Shares other than communications with the Seller; the Registrant obtained representations from the Seller's designees regarding their investment intent, experience and sophistication; the Seller's designees either received or had access to adequate information about the Registrant in order to make informed investment decisions; the Registrant reasonably believed that the Seller's designees were sophisticated within the meaning of Section 4(2) of the Act; and the certificates representing the Shares were issued with restricted securities legends.

         In addition, the Registrant agreed to file a registration statement (the "Registration Statement") within 30 days of the Closing Date covering the resale of the Shares, and to use its best efforts to cause the Registration Statement to be declared effective by the Securities and Exchange Commission as soon as practicable following the filing thereof.

         The financing for the purchase of the Assets was accomplished through the private placement by IP Holdings LLC ("IP Holdings"), a special purpose entity in which the Registrant owns directly a 36.5% membership interest and owns indirectly through subsidiaries the remaining membership interests, of $103,000,000 aggregate principal amount of IP Holdings Asset-Backed Notes (the "Notes"). The issuance of the Notes raised $40,000,000 in new financing for IP Holdings, and approximately $63,000,000 principal amount of the Notes was exchanged for notes previously issued by IP Holdings. Of the $40,000,000 in new financing, $12,000,000 was deposited in an escrow account for the benefit of the holders of the Notes, to be used by IP Holdings either for the purchase of additional intellectual property assets from the Registrant (or a subsidiary or affiliate of the Registrant), if and when such assets are purchased by the Registrant, its subsidiary or affiliate, or, to the extent such purchase does not occur prior to November 15, 2005, to redeem a portion of the Notes outstanding up to the amount on deposit in such escrow account. In consideration for the simultaneous purchase of the Assets, by IP Holdings from the Registrant, IP Holdings paid to the Registrant $25,750,000 and increased the Registrant's capital account in IP Holdings in an amount equal to the remaining value of the Assets. The Notes are secured by the Assets, as well as by other intellectual property assets owned by IP Holdings. The Notes were issued pursuant to a Third Amended and Restated Indenture, dated as of the Closing Date, between IP Holdings and Wilmington Trust Company, as trustee (the "Indenture"), and were purchased by Mica Funding, LLC pursuant to a Note Purchase Agreement dated as of the Closing Date among the Registrant, IP Holdings and Mica Funding, LLC (the "Note Purchase Agreement"). The payment of the principal of and interest on the Notes will be made from amounts received by IP Holdings under license agreements with various licensees of the Assets and IP Holdings' other intellectual property assets. The Registrant is not obligated, and the Registrant's assets are not available, to pay any amounts with respect to the Notes if amounts received under such license agreements are insufficient to make such payments. IP Holdings' assets are not available to pay any obligations of the Registrant.

        The description of the acquisition described in this report does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this report and incorporated herein by reference. The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Registrant. The Purchase Agreement, the Indenture and Note Purchase Agreement each contain representations and warranties the parties thereto made to and solely for the benefit of the other parties thereto. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of such agreements. In addition, the Purchase Agreement is modified by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of such agreements, which subsequent information may or may not be fully reflected in the Registrant's public disclosures.

Item 9.01         Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired.

         It is impracticable to provide the required financial statements of the Seller at this time. The required financial statements will be filed under cover of Form 8-K/A within 71 calendar days of the date this Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

         It is impracticable to provide the required pro forma financial information as a result of the acquisition at this time. The required pro forma financial information will be filed under cover of Form 8-K/A within 71 calendar days of the date this Form 8-K was required to be filed.

(c) Exhibits.

Exhibit 2.1* -    Asset Purchase Agreement dated September 16, 2005 by
                  and among the Registrant, Rampage Licensing LLC, Rampage.com,
                  LLC, Rampage Clothing Company, Larry Hansel, Bridgette Hansel
                  Andrews, Michelle Hansel, Paul Buxbaum and David Ellis.

Exhibit 4.1 -     Third Amended and Restated Indenture dated as of September 1,
                  2005 by and among IP Holdings LLC, as issuer, and Wilmington Trust Company, as Trustee.

Exhibit 99.1 -    Note Purchase Agreement by and among IP Holdings LLC, Iconix
                  Brand Group, Inc. and Mica Funding, LLC, dated September 16,
                  2005.



*The Registrant has omitted certain schedules and exhibits in accordance with
Item 601(b)(2) of Regulation S-K and shall furnish the omitted schedules and exhibits to the Commission upon request.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            ICONIX BRAND GROUP, INC.
                                  (Registrant)


                         By: /s/Deborah Sorell Stehr
                             -----------------------------------------
                             Deborah Sorell Stehr
                             Senior Vice President and General Counsel


Date: September 22, 2005